                            TRANSPORTATION AGREEMENT
                       (Applicable to Rate Schedule TF-1)

     THIS AGREEMENT is made and entered into this 1st day of August, 1994, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and CASCADE NATURAL GAS CORPORATION, hereinafter referred to as "Shipper".


RECITALS:

A. Shipper has acquired or intends to acquire firm capacity as a Replacement Shipper from a Releasing Shipper holding Firm Transportation capacity on Transporter's transmission system which it desires to use for transportation pursuant to Part 284 of the Federal Energy Regulatory Commission's ("FERC") regulations and the Transporter's Capacity Release provisions of its FERC Gas Tariff.

B. Shipper and Transporter desire to enter into a Transportation Agreement for the acquired firm transportation capacity pursuant to the terms as described on each Exhibit "T" which now or hereafter amends this Agreement. Any Exhibit "T" is hereby incorporated herein.


AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:


                   ARTICLE I - GAS DELIVERIES AND REDELIVERIES

     1.1 Subject to the terms, conditions and limitations hereof, Transporter agrees to receive from Shipper at the Receipt Point(s) specified in Exhibit(s) "A" (and/or "T") herein, transport and deliver to Shipper at the Delivery Point(s) specified in Exhibit(s) "B" (and/or "T") herein, the following quantities of natural gas, known as Transportation Contract Demand:

     Up to the Maximum Daily Quantity ("MDQ") set forth for such receipt points and up to the Maximum Daily Delivery Obligation ("MDDO") set forth for such delivery points on any effective Exhibit "T" of this Agreement which reflects capacity acquired by Shipper; provided, however, that such obligation is reduced by the quantities on any effective Exhibit "T" hereto which reflects any subsequent release of such capacity by Shipper. These MDQ and MDDO limitations apply only to primary point volumes and not to alternate point volumes.

     1.2 Fuel gas shall be provided in-kind as specified in Rate Schedule TF-1 and in the General Terms and Conditions of Transporter's FERC Gas Tariff.

     1.3  Such transportation shall be on a firm basis.

                  ARTICLE II - TRANSPORTATION RATES AND CHARGES

     2.1 (a) Shipper agrees to pay Transporter for all natural gas transportation service rendered under the terms of this Agreement in accordance with the terms and conditions of its successful bid for the capacity as described on any effective Exhibit "T" of this Agreement.

          (b) (Reserved for rate adjustments made pursuant to Section 3.4 or 3.5 of Rate Schedule TF-1.)

     2.2 This Agreement shall be subject to the provisions of such Rate Schedule and the General Terms and Conditions applicable thereto (and as they may be amended by Article VIII of this Agreement) and effective from time to time, which by this reference are incorporated herein and made a part hereof.

                     ARTICLE III - GOVERNMENTAL REQUIREMENTS

     3.1 Shipper shall reimburse Transporter for any and all filing fees to be incurred by Transporter in seeking governmental authorization for the initiation, extension or termination of service under this Agreement.

     3.2 The transportation service contemplated herein shall be provided by Transporter pursuant to Section 284.223 of the FERC's regulations.

     3.3 Upon termination, this Agreement shall cease to have any force or effect, save as to any unsatisfied obligations or liabilities of either party arising hereunder prior to the date of such termination, or arising thereafter as a result of such termination. Provided, however that this provision shall not supersede any abandonment authorization which may be required.

     3.4 (Section 3.4 shall be applicable only for the transportation of imported natural gas.) Shipper hereby acknowledges and agrees that either it or its buyer or seller is the "importer of record" and it will comply with all requirements for reporting and submitting payment of duties, fees, and taxes to the United States or agencies thereof to be made on imported natural gas and for making the declaration of entry pursuant to 19 CFR Section 141.19. Shipper agrees to indemnify and hold Transporter harmless from any and all claims of damage or violation of any applicable laws, ordinances and statutes which pertain to the importation of the gas transported hereunder and which require reporting and/or filing of fees in connection with said import.


                                ARTICLE IV - TERM

     4.1 This Agreement becomes effective on the date first referenced above, and shall remain in full force and effect, subject to the terms described on each Exhibit "T" which now or hereafter may amend this Agreement, until terminated by both parties.

             ARTICLE V - WARRANTY OF ELIGIBILITY FOR TRANSPORTATION

     5.1 Any shipper under this Rate Schedule warrants for itself, its successors and assigns, that all gas delivered to Transporter for transportation hereunder shall be eligible for transportation in interstate commerce under applicable rules, regulations or orders of the FERC. Shipper will indemnify Transporter and save it harmless from all suits, actions, damages, costs, losses, expenses (including reasonable attorney fees) and regulatory proceedings, arising from breach of this warranty.

                              ARTICLE VI - NOTICES

     6.1 Unless herein provided to the contrary, any notice called for in this Agreement shall be in writing and shall be considered as having been given if delivered personally, or by mail or telegraph with all postage and charges prepaid to either Shipper or Transporter at the place designated. Routine communications shall be considered as duly delivered when mailed by ordinary mail. Normal operating instructions can be made by telephone. Unless changed, the addresses of the parties are as follows:

                         NORTHWEST PIPELINE CORPORATION
                         P. O. Box 58900
                         Salt Lake City, Utah 84158-0900

     Statements:              Attention:     Transmission Accounting
     Payments:                Attention:     Treasury Services
     Contractual Notices:     Attention:     Transportation and
                                             Contract Administration
     Other Notices:           Attention:     Nominations

                         CASCADE NATURAL GAS CORPORATION
                         Attn:  King Oberg, Vice President
                         222 Fairview Avenue North (91809)
                         P. O. Box 24464
                         Seattle, Washington  98124


                    ARTICLE VII - OTHER OPERATING PROVISIONS

     (This Article to be utilized when necessary to specify other operating provisions required for individual transportation)


           ARTICLE VIII - ADJUSTMENTS TO GENERAL TERMS AND CONDITIONS (to be utilized when necessary for individual transportation)

     8.1 Certain of the General Terms and Conditions are to be adjusted for the purpose of this Agreement, as specified below:

                 ARTICLE XI - CANCELLATION OF PRIOR AGREEMENT(S)
                         (to be utilized when necessary)

     9.1 When this Agreement takes effect, it supersedes, cancels and terminates the following agreement(s):



                       ARTICLE X - SUCCESSORS AND ASSIGNS

     10.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No assignment or transfer by either party hereunder shall be made without written approval of the other party. Such approval shall not be unreasonably withheld. As between the parties hereto, such assignment shall become effective on the first day of the month following written notice that such assignment has been effectuated.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above set forth.


CASCADE NATURAL GAS CORPORATION         NORTHWEST PIPELINE CORPORATION
     (Shipper)                               (Transporter)


By:___________________________          By:_____________________________
Title:________________________               Joe H. Fields
                                             Attorney-In-Fact
Attest:_______________________

TF-1/T00426
Page 1 of 1

                                   EXHIBIT T
                                     to the
                         FIRM TRANSPORTATION AGREEMENT
                                Dated 07/29/1994
                                    between
                         NORTHWEST PIPELINE CORPORATION
                                      and
                        CASCADE NATURAL GAS CORPORATION

      Releasing Shipper: IGI Resources, Inc. - F04

                  Begin: 08/01/1994

                    End: 10/31/2009

                                       Max Daily   *Awd        *Percent
Receipt     Delivery                   Quantity     Bid         of Awd
 Point       Point                      (MMBTu)     Rate        Bid Rate
--------    -------------------------  ---------   ------       --------
Sumas       Kelso/Beaver Pipeline PGE    21000     787.84 cents  100.00%

* Percentage of the current effective reservation charges under the rate schedule TF-1.
IN THE EVENT OF A BASE TARIFF MAXIMUM AND/OR MINIMUM RATE CHANGE, THE REPLACEMENT SHIPPER WILL BE OBLIGATED TO PAY THE LESSOR OF THE AWARDED BID RATE AND THE NEW MAXIMUM BASE TARIFF RATE, OR THE GREATER OF THE AWARDED BID RATE AND THE NEW MINIMUM BASE TARIFF RATE, AS APPLICABLE, FOR THE REMAINING TERM OF THE RELEASE.

RELEASE AGMT # T00426
Page 1 of 1

                                   EXHIBIT T
                                     to the

                         FIRM TRANSPORTATION AGREEMENT
                              Dated 07/29/1994

                                    between
                         NORTHWEST PIPELINE CORPORATION

                                      and
                        CASCADE NATURAL GAS CORPORATION

    Replacement Shipper: IGI Resources, Inc. - T00478

                  Begin: 08/01/1994

                    End: 10/31/1994

                                                Max Daily  *Awd        *Percent
        Receipt               Delivery          Quantity    Bid         of Award
         Point                  Point            (MMBTu)    Rate        Bid Rate
--------------------  ------------------------- ---------  -------      --------
Sumas                 Kelso/Beaver Pipeline PGE   -21000   787.84 cents  100.00%

* Percentage of the current effective reservation charges under the rate schedule TF-1.
IN THE EVENT OF A BASE TARIFF MAXIMUM AND/OR MINIMUM RATE CHANGE, THE REPLACEMENT SHIPPER WILL BE OBLIGATED TO PAY THE LESSOR OF THE AWARDED BID RATE AND THE NEW MAXIMUM BASE TARIFF RATE, OR THE GREATER OF THE AWARDED BID RATE AND THE NEW MINIMUM BASE TARIFF RATE, AS APPLICABLE, FOR THE REMAINING TERM OF THE RELEASE.